Plant and equipment, net (Tables)	12 Months Ended
Mar. 31, 2025
Property, Plant and Equipment [Abstract]
Schedule of plant and equipment, net

Plant and equipment, stated at cost less accumulated depreciation, consisted of the following as of March 31, 2025 and 2024:

	As of March 31,
	2025	2024
	USD	USD
Equipment	93,902	28,308
Motor vehicle	69,393	125,681
Furniture and fixture	9,176	9,176
Less: accumulated depreciation	(109,964)	(110,958)
Amount classified as non-current assets	62,507	52,207